Exhibit 21.1

PAREXEL INTERNATIONAL CORPORATION

LIST OF SUBSIDIARIES OF THE COMPANY

(As of June 30, 2008)

Subsidiary	PAREXEL Ownership*
PAREXEL International, LLC, a Delaware limited liability company	100%

PAREXEL Government Services, Inc., a Delaware corporation	100%

PAREXEL International Trust, a Massachusetts Business Trust	100%

PAREXEL Unternehmensbeteiligung GmbH, a corporation organized under the laws of Germany	100%

PAREXEL International GmbH, a Corporation organized under the laws of Germany	100%

PAREXEL International Limited, a corporation organized under the laws of the United Kingdom	100%

PAREXEL International SARL, a corporation organized under the laws of France	100%

PAREXEL International SRL, a corporation organized under the laws of Italy	100%

PAREXEL International Pty Ltd., a corporation organized under the laws of Australia	100%

PAREXEL International S.L., a corporation organized under the laws of Spain	100%

PAREXEL International Medical Marketing Services, Inc., a Virginia corporation	100%

PAREXEL International (Lansal) Limited, a corporation organized under the laws of Israel	100%

Perceptive Informatics, Inc., a Delaware corporation	100%

PAREXEL ETT, S.L., a corporation organized under the laws of Spain	100%

PAREXEL International Inc., a corporation organized under the laws of Japan	100%

PAREXEL International Holding BV, a corporation organized under the law of the Netherlands	100%

PAREXEL MMS Europe Limited, a corporation organized under the laws of the United Kingdom	100%

PPSI, Inc., a Connecticut corporation	100%

The Center for Bio-Medical Communication, Inc., a New Jersey corporation	100%

PAREXEL Nederland B.V., a corporation organized under the laws of the Netherlands	100%

Mirai Placebo B.V., a corporation organized under the laws of The Netherlands	100%

PAREXEL Polska SP z.o.o., a corporation organized under the laws of Poland	100%

PAREXEL Hungary Limited, a corporation organized under the laws of Hungary	100%

PAREXEL Baltics A/S, a corporation organized under the laws of Norway	100%

PAREXEL Norway A/S, a corporation organized under the laws of Norway	100%

PAREXEL Russia A/S, a corporation organized under the laws of Norway	100%

PAREXEL Sweden AB, a corporation organized under the laws of Sweden	100%

PAREXEL International, S.A., a corporation organized under the laws of Argentina	100%

FARMOVS PAREXEL Ltd., a corporation organized under the laws of South Africa	70%

PAREXEL International y Co Limitada, a corporation organized under the laws of Chile	100%

PAREXEL International Pesquisas Clinicas Limitada, a corporation organized under the laws of Brazil	100%

PAREXEL International Medical Marketing Services (NJ), LLC., a Delaware limited liability company	100%

PAREXEL Belgium B.V.B.A., a corporation organized under the laws of Belgium	100%

FWPS Group Ltd., a corporation organized under the laws of the United Kingdom	100%

Subsidiary	PAREXEL Ownership*
Perceptive Informatics UK Ltd., a corporation organized under the laws of the United Kingdom	100%

FW Pharma Systems (Americas) Ltd., a corporation organized under the laws of the United Kingdom	100%

Fraser Williams (Midlands) Ltd., a corporation organized under the laws of the United Kingdom	98%

Broomco (2149) Ltd., a corporation organized under the laws of the United Kingdom	100%

MMSQI, Inc., a corporation organized under the laws of Delaware	100%

PAREXEL Ukraine LLC, a corporation organized under the laws the of Ukraine	100%

PAREXEL International Holding Corporation, a Delaware corporation	100%

PAREXEL International UAB, a corporation organized under the laws of Lithuania	100%

PAREXEL International Romania SRL, a corporation organized under the laws of Romania	100%

PAREXEL International (SA) Pty Ltd, a corporation organized under the laws of South Africa	100%

PAREXEL Finland OY, a corporation organized under the laws of Finland	100%

PAREXEL (IMC), Inc., a corporation organized under the laws of Pennsylvania	100%

PAREXEL International (Canada) Ltd, a corporation organized under the laws of New Brunswick, Canada	100%

PAREXEL International (UK) Ltd, a corporation organized under the laws of the United Kingdom	100%

Bio/pharm Accelerator Management Company LLC, a corporation organized under the laws of Deleware	100%

PAREXEL International (RUS) LLC, a corporation organized under the laws of Russia	100%

PAREXEL International Czech Republic S.R.O., a corporation organized under the laws of Czech Republic	100%

PAREXEL International Mexico SA DE CV, a corporation organized under the laws of Mexico	100%

PAREXEL International Synchron Private Limited, a corporation organized under the laws of India	75%

PAREXEL International (India) Private Limited, a corporation organized under the laws of India	100%

PAREXEL APEX International Clinical Research Col., Ltd., a corporation organized under the laws of Taiwan	100%

APEX-CRO-Britain International Corp., a corporation organized under the laws of British Virgin Islands	100%

CSM Pharma Service Co., Ltd., a corporation organized under the laws of Taiwan	100%

APEX-CRO-Cayman International Corp., a corporation organized under the laws of Cayman Islands	100%

APEX Korea Co., Ltd., a corporation organized under the laws of South Korea	100%

APEX International Clinical Research (Hong Kong) Company Limited, a corporation organized under the laws of Hong Kong	100%

APEX International Clinical Research (Singapore) Pte. Ltd., a corporation organized under the laws of Singapore	100%

APEX International Clinical Research (Malaysia) Sdn. Bhd., a corporation organized under the laws of Malaysia	100%

APEX-AMAX International Corp., a corporation organized under the laws of British Virgin Islands	100%

APEX China Co., Ltd., a corporation organized under the laws of China	100%

PAREXEL International Holding UK Ltd., a corporation organized under the laws of the United Kingdom	100%

BVUD Research (India) Private Limited, a corporation organized under the laws of India	100%

PAREXEL International d.o.o., a corporation organized under the laws of Croatia	100%

PAREXEL International d.o.o., a corporation organized under the laws of Serbia	100%

*	direct and indirect